                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Steven A. Kandarian
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Kandarian, Chairman of the Board, President and Chief Executive Officer and a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2015.

/s/ Steven A. Kandarian

----------------------------------
  Steven A. Kandarian

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Cheryl W. Grise
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grise, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Cheryl W. Grise

----------------------------------
  Cheryl W. Grise

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Carlos M. Gutierrez
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carlos M. Gutierrez, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Carlos M. Gutierrez

----------------------------------
  Carlos M. Gutierrez

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               R. Glenn Hubbard
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ R. Glenn Hubbard

----------------------------------
  R. Glenn Hubbard

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                             Alfred F. Kelly, Jr.
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Alfred F. Kelly, Jr., a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22/nd/ day of September, 2015.

/s/ Alfred F. Kelly, Jr.

----------------------------------
  Alfred F. Kelly, Jr.

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              William E. Kennard
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, William E. Kennard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ William E. Kennard

----------------------------------
  William E. Kennard

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                James M. Kilts
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ James M. Kilts

----------------------------------
  James M. Kilts

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Catherine R. Kinney
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Catherine R. Kinney

----------------------------------
  Catherine R. Kinney

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Denise M. Morrison
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Denise M. Morrison, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Denise M. Morrison

----------------------------------
  Denise M. Morrison

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                             Kenton J. Sicchitano
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kenton J. Sicchitano, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Kenton J. Sicchitano

----------------------------------
  Kenton J. Sicchitano

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Lulu C. Wang
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lulu C. Wang, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and
John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2015.

/s/ Lulu C. Wang

----------------------------------
  Lulu C. Wang

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                John C.R. Hele
             Executive Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John C.R. Hele, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2015.

/s/ John C.R. Hele

----------------------------------
  John C.R. Hele

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    Metropolitan Life Separate Account E
        File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
          Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
        File No. 333-43970 MetLife Income Security Plan;
        File No. 333-52366 Preference Plus Select;
        File No. 333-69320 MetLife Asset Builder VA;
        File No. 333-80547 MetLife Settlement Plus;
        File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
          MetLife Financial Freedom Select e and e Bonus Class;
        File No. 333-122883 Preference Plus Income Advantage;
        File No. 333-122897 MetLife Personal IncomePlus;
        File No. 333-153109 Preference Premier Variable Annuity;
        File No. 333-160722 Zenith Accumulator;
        File No. 333-162586 MetLife Growth and Guaranteed Income Variable
          Annuity;
        File No. 333-176654 Preference Premier Variable Annuity;
        File No. 333-190296 Gold Track Select;
        File No. 333-198314 MetLife Accumulation Annuity;
        File No. 333-198448 MetLife Investment Portfolio Architect/SM
          (Standard Version and C Share Option);
        and Variable Annuity File No. 333-________)
   .    Metropolitan Life Separate Account UL
        File No. 033-32813 MetLife UL II;
        File No. 033-47927 Equity Advantage VUL and UL II;
        File No. 033-57320 MetFlex;
        File No. 033-91226 Group VUL;
        File No. 333-40161 Equity Additions and Equity Enricher;
        File No. 333-131664 Advantage Equity Options;
        File No. 333-147508 Equity Advantage VUL;
        and Variable Life File No. 333-________)
   .    Metropolitan Life Variable Annuity Separate Account II
        File No. 333-138113 Flexible Premium Variable Annuity;
        File No. 333-138115 Flexible Premium Deferred Variable Annuity;
        File No. 333-161093 Flexible Premium Variable Annuity (B);
        File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   .    New England Life Retirement Investment Account
        File No. 333-11133 Preference
   .    New England Variable Annuity Fund I
        File No. 333-11137
   .    Paragon Separate Account A
        File No. 333-133674 AFIS;
        File No. 333-133699 Group American Plus
   .    Paragon Separate Account B
        File No. 333-133671 DWS C, Met Flex GVUL C and Multi Manager C, Morgan
          Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D and Multi Manager D, and
          Multi Manager II
   .    Paragon Separate Account C
        File No. 333-133673 Fidelity C;
        File No. 333-133678 Fidelity D
   .    Paragon Separate Account D
        File No. 333-133672 Individual Variable Life;
        File No. 333-133698 Joint Survivor VUL
   .    Security Equity Separate Account 26
        File No. 333-110183 Variable Annuity
   .    Security Equity Separate Account 27
        File No. 333-110184 Variable Annuity
   .    Separate Account No. 13 S
        File No. 333-110185 LCL2 Flexible Premium Variable Life

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of September, 2015.

/s/ Peter M. Carlson

----------------------------------
  Peter M. Carlson